CONTRATO DE EXPLORACIÓN CON OPCIÓN DE EXPLOTACIÓN - ÁREA "LA VALENCIANA"

Entre **FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO** con domicilio en Alberdi N° 643 de la Ciudad de Río Gallegos, Provincia de Santa Cruz, representada en este acto por su Vicepresidente Licenciado Jorge Raul Valvano Documento Nacional de Identidad N° 8.557.770 por una parte, en adelante **FOMICRUZ S.E.** y por la otra la empresa **CERRO CAZADOR S.A.**, con domicilio especial en Pasaje Feruglio N° 157 de la Ciudad de Río Gallegos, Provincia de Santa Cruz, representada en este acto por su presidente Licenciado Danilo Patricio SILVA, Documento Nacional de Identidad N° 14.924.939, en adelante **CCSA** y en conjunto **LAS PARTES**.

CONSIDERANDO:

A) Que conforme surge de los certificados emitidos por la Secretaría de Estado de Minería, adjuntos al presente como Anexo I, FOMICRUZ S.E. es titular de los derechos mineros sobre el área "La Valenciana" conforme las especificaciones y planos adjuntos al presente como Anexo II.

B) Que FOMICRUZ S.E. recepcionó propuesta de Iniciativa Privada para la Prospección, Exploración y eventual Explotación del área "La Valenciana", con el número de expediente 151.120/2010.

C) Que desde la Gerencia de Legales se remite expediente de referencia, al Gerente de Geología y Minería de FOMICRUZ S.E. a fin de evaluar la pre-factibilidad de Licitar la Exploración y Explotación del área "La Valenciana".

D) Que informa el Gerente de Geología y Minería, que las inversiones presentadas están de acuerdo a los montos necesarios para definir la viabilidad económica de los blancos exploratorios ya reconocidos en el área, así como también los plazos expresados para realizar los trabajos.

E) Que a tal Iniciativa Privada se decidió aplicar el Procedimiento determinado por el Artículo 5.4 del Reglamento de Contrataciones de FOMICRUZ S.E.

F) Que FOMICRUZ S.E. llamó a Concurso Público N° 03/2010 según tramitación de expediente N° 151.120/2010, el que finalmente fuera adjudicado a CCSA según Resolución N° 290/2010 de fecha 30 de Septiembre de 2010.

POR LO TANTO, en los términos del Pliego de Bases y Condiciones del referido Concurso Publico de Mejora de Oferta de Iniciativa Privada N° 03/2010 y de la oferta presentada por CCSA, las PARTES acuerdan en celebrar el presente "Contrato de Exploración del Área La Valenciana" (en adelante, el "Contrato"), el que se regirá por las siguientes cláusulas y condiciones:

PRIMERO: OBJETO. FOMICRUZ S.E. otorga a CCSA el derecho de exploración y desarrollo de las propiedades mineras de FOMICRUZ S.E. que componen los prospectos del área "La Valenciana", ubicada en la región central del Macizo del Deseado, a 230 kilómetros al NE de la localidad de Gobernador Gregores, Provincia de Santa Cruz, conforme las descripciones contenidas en el Anexo II del presente Contrato. El derecho de exploración comprende, entre otras actividades, la prospección, exploración y estudio de factibilidad y será ejercitable sobre todos los derechos mineros que componen el área "La Valenciana", o los que en el futuro los sustituyan, y tramitan bajo la titularidad de FOMICRUZ S.E., CCSA podrá optar por la explotación del área "La Valenciana" según lo establecido en el artículo Cuarto del presente Contrato.

SEGUNDO: PLAZO. El plazo del período para la exploración es de siete (7) años, contados desde el 1 de Noviembre de 2012 hasta el 31 de Octubre de 2019. Dicho plazo será dividido en 3 períodos económicos, al cabo de cada uno de los cuales CCSA tendrá la opción de informar a FOMICRUZ S.E. sobre los resultados de los trabajos exploratorios o de rescindir el contrato, en virtud de los resultados que CCSA vaya obteniendo en el curso de sus exploraciones. Cumplido el plazo del período para la exploración, CCSA tendrá derecho a ejercer la opción de explotación según lo establecido en el artículo Cuarto del presente Contrato.

TERCERO: PROPUESTA ECONOMICA. CCSA efectuará una inversión total de cinco millones de dólares estadounidenses (U$S 5.000.000) para la exploración del área "La Valenciana" (la "Inversión") conforme el programa de exploración minera que fuera oportunamente presentado por CCSA y aprobado por FOMICRUZ S.E., el cual se adjunta al presente como Anexo III. Las PARTES acuerdan que si durante la etapa de exploración CCSA considerase necesario modificar el programa de exploración podrá hacerlo mediante notificación fehaciente a FOMICRUZ S.E. siempre y cuando la modificación no implique una reducción en el monto de la inversión comprometida. Para efectos de este Contrato, el término "Inversión" significará todo el efectivo, expensas y obligaciones gastados o incurridos por CCSA o cualquier persona en su nombre, en cualquier actividad, incluyendo la etapa temprana de exploración, evaluación y desarrollo de las actividades de exploración minera, en o para el área "La Valenciana", para obtener nuevas licencias de exploración o constitución o concesiones de derechos mineros para y en nombre de FOMICRUZ S.E. o posibles sociedades conjuntas que resulten de las actividades llevadas a cabo en el área "La Valenciana". Dicha Inversión incluirá, pero no estará limitada a pagos por la tierra, tasas, impuestos y cargos requeridos para mantener el área "La Valenciana" y sus respectivos derechos mineros, licencias y actividades en debida forma y oponibles; todos los gastos por trabajos de exploración geofísica, geoquímica y geológica; todos los gastos por exámenes, perforaciones, ensayos, pruebas metalúrgicas y cualquier otro gasto que beneficie directamente al área "La Valenciana" y el trabajo de exploración realizado en la misma.

CUARTO: OPCIÓN DE EXPLOTACIÓN. FOMICRUZ S.E. otorga a CCSA el derecho de optar por la explotación del área "La Valenciana" debiendo, para ello, haber cumplimentado con el monto de inversión estipulado en el artículo Tercero del presente Contrato y cumplido con el programa de exploración. Presentado el plan de factibilidad final, el que será considerado para su aprobación por FOMICRUZ S.E. en un plazo

máximo de hasta noventa (90) días desde su presentación, CCSA tendrá un plazo de hasta cuarenta y cinco (45) días desde la notificación de la aceptación del plan de factibilidad final que FOMICRUZ S.E. le efectuare, para ejercer la opción de explotación. Ejercida la opción, dentro de los sesenta (60) días siguientes, se constituirá la sociedad anónima y, una vez constituida, ésta firmará el contrato de usufructo con FOMICRUZ S.E.

En caso de finalizar exitosamente las exploraciones y de llegar a la etapa de la constitución de la sociedad anónima entre CCSA y FOMICRUZ S.E., las PARTES acordarán de mutuo acuerdo la redacción del estatuto de la misma. Sin perjuicio de dichas negociaciones, FOMICRUZ S.E. tendrá derecho a una participación del 9% (nueve por ciento) en dicha sociedad anónima.

Una vez finalizada la factibilidad final y ejercida la opción de explotación por parte de CCSA, FOMICRUZ S.E. podrá, por única vez, ejercer una opción de adquisición de hasta el 49 % (cuarenta y nueve por ciento) de participación en la futura sociedad anónima a constituirse, debiendo reembolsarle a CCSA a tal efecto los montos invertidos de conformidad a la siguiente metodología:

1. La participación inicial de FOMICRUZ S.E. en la futura sociedad anónima a constituirse y en las utilidades económicas de la misma será del 9% (nueve por ciento).-
2. Una vez finalizada la factibilidad final, y ejercida la opción de explotación por parte de CCSA, FOMICRUZ S.E. podrá ejercer por única vez una opción de adquisición de hasta el 49% (cuarenta y nueve por ciento) de participación en la futura sociedad anónima a constituirse, de conformidad con el siguiente esquema: a) para adquirir el 10% (diez por ciento) de las acciones y pasar así a ser titular del 19% (diecinueve por ciento) de las acciones FOMICRUZ S.E. deberá reembolsar a CCSA una suma igual al 10% (diez por ciento) de las inversiones documentadas y ejecutadas durante el periodo de exploración; b) para adquirir una participación adicional del 10% (diez por ciento) en la futura sociedad anónima pasando de poseer un 19% (diecinueve por ciento) a una participación del 29% (veintinueve por ciento), FOMICRUZ S.E. deberá reembolsar a CCSA una suma igual al 20% (veinte por ciento) de las inversiones documentadas y ejecutadas durante el período de exploración; c) a fin de adquirir una participación adicional del 20% (veinte por ciento) en la futura sociedad anónima, pasando de poseer una participación del 29% (veintinueve por ciento) a una participación del 49% (cuarenta y nueve por ciento), FOMICRUZ S.E. deberá reembolsar a CCSA, una suma igual al 25% (veinticinco por ciento) de las inversiones documentadas y ejecutadas durante el periodo de exploración.
3. Las PARTES dejan constancia que FOMICRUZ S.E. deberá notificarle a CCSA su decisión de adquirir un porcentaje mayor al 9% (nueve por ciento) en la sociedad anónima a ser constituida, en un plazo que no podrá extenderse más allá de treinta (30) dias contados desde el momento de la recepción de la notificación de ejercicio de la opción de explotación por parte de CCSA; en caso de silencio se interpretará que FOMICRUZ S.E. optó por mantener un porcentaje del 9% (nueve por ciento) en la sociedad anónima a ser constituida. Cualquier reembolso de inversión que deba ser efectuado por FOMICRUZ S.E.

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a favor de CCSA deberá efectuarse dentro de los sesenta (60) días hábiles siguientes a la notificación de ejercicio de la opción de explotación por parte de CCSA. Sin perjuicio de lo antedicho, las PARTES acuerdan que si FOMICRUZ S.E. decidiera incrementar su participación societaria inicial, CCSA tendrá el derecho, pero no la obligación, a recomprar tal incremento a razón de Dólares Estadounidenses doscientos mil (USD 200.000,00) por cada punto porcentual que fuera recomprado hasta que FOMICRUZ S.E. retorne a su participación societaria inicial del 9% (nueve por ciento). En caso que FOMICRUZ S.E. decida no incrementar su participación societaria conforme lo estipulado precedentemente o que, habiéndola incrementado CCSA se la recomprara, CCSA con consentimiento de FOMICRUZ SE tendrá la opción de adquirir el 9% (nueve por ciento) de la participación inicial de FOMICRUZ S.E. debiendo, en tal caso, abonar el monto que se acuerde con FOMICRUZ S.E.

QUINTO: DERECHOS Y OBLIGACIONES DE LAS PARTES.

A) Derechos de CCSA.

Durante el período de exploración, CCSA será responsable de conducir todas las actividades mineras, de prospección y de exploración en el proyecto La Valenciana y será su operador. Como operador, conducirá las operaciones mineras con arreglo a las normas legales vigentes, y utilizando las normas del buen arte, con un ejercicio racional para evitar todo tipo de daños al yacimiento, cumpliendo en forma estricta las normas de desarrollo de la actividad, ambientales, laborales, y demás que directa o indirectamente afecten dicha actividad;

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B) CCSA asume las siguientes obligaciones:

a) Efectuar el plan mínimo de inversiones que se acompaña como Anexo III; proveyendo los fondos que se requieran para el desarrollo de la exploración; y
b) En el caso de que CCSA opte por la explotación, deberá celebrarse un contrato de usufructo entre FOMICRUZ S.E. y la sociedad anónima que las PARTES constituyan, siendo el canon usufructuario a abonar a FOMICRUZ S.E. del 5% (cinco por ciento), como titular de los derechos mineros, sobre los minerales y metales extraídos del yacimiento, cualquiera sea la naturaleza de estos.

C) FOMICRUZ S.E. asume las siguientes obligaciones:

a) No disponer en forma alguna sobre los derechos mineros objeto del presente ni otorgarlos en garantía mediante hipoteca, prenda, cesión, fideicomiso o cualquier otro gravamen ni derecho personal o real, que restrinja o limite los derechos otorgados por el presente Contrato;
b) Poner a disposición de CCSA toda la información disponible sobre el área, ya sea técnica o legal, pública o privada que actualmente tuviera FOMICRUZ S.E. o llegara a tener en el futuro;
c) Ejercida la opción de explotación por parte de CCSA, deberá otorgar el usufructo de los derechos mineros firmando el contrato correspondiente, y constituir la sociedad anónima prevista en el Pliego;
d) Conservar la titularidad de los derechos mineros manteniendo la tramitación de los expedientes; o los que en el futuro las sustituyan según el Pliego de Bases y Condiciones; y

e) Para el eventual caso de que CCSA no pudiera realizar alguna acción necesaria para conservar vigente el área "La Valenciana" y en legal estado, libre de gravámenes, incluyendo cualquier nuevo derecho minero, y así lo notificare a FOMICRUZ S.E., este ejercerá las acciones correspondientes para el logro de dicho fin;

D) Ambas PARTES se obligan recíprocamente:

a) Informar por escrito a la otra PARTE de cualquier asunto ambiental, de salud u otro procedimiento que afecte o pueda afectar al proyecto "La Valenciana" o al área donde el mismo se encuentra ubicado;
b) Informar por escrito a la otra PARTE de cualquier litigio, arbitraje u otro procedimiento que afecte o pueda afectar al proyecto "La Valenciana" o al área donde el mismo se encuentra ubicado;
c) Informar a la otra PARTE de cualquier litigio en el que sea PARTE y que pueda afectar el objeto del presente Contrato; y
d) Abstenerse de realizar cualquier acción u omisión tendiente a invalidar o afectar de alguna manera el presente Contrato.

SEXTO: RESCISIÓN. Al finalizar cada uno de los 3 períodos económicos mencionados en el Artículo Segundo del presente Contrato, CCSA podrá dar por rescindido el Contrato en caso que los resultados previstos de la exploración no hubieren sido los esperados y/o si el estudio de factibilidad final no arroja condiciones económicas y tecnológicas para una explotación rentable. En cualquier caso CCSA deberá haber invertido los montos correspondientes para cada uno de los períodos económicos.

FOMICRUZ S.E. podrá por su parte, rescindir el presente Contrato en caso de incumplimiento por parte de CCSA de cualquiera de las obligaciones de pago asumidas, incluyendo los pagos que se prevén de canon minero o de las obligaciones de amparo minero. Asimismo, CCSA podrá rescindir el presente Contrato en caso de incumplimiento por parte de FOMICRUZ S.E. de cualquiera de las obligaciones asumidas mediante el presente. En cualquier caso, la rescisión del presente Contrato será procedente previa intimación fehaciente a la otra PARTE para que cumpla con la obligación a su cargo por el término de quince (15) días corridos fenecido el cual, la PARTE cumplidora podrá optar por exigir su cumplimiento o dar por rescindido el presente. En ambos casos podrán iniciarse las acciones legales pertinentes.

En cualquier caso de rescisión del presente contrato, excepto en el eventual caso en que la rescisión fuera por culpa de FOMICRUZ S.E., CCSA entregará a FOMICRUZ S.E. en plena propiedad toda la documentación, estudios, e información emergente o relacionada que se hubiera generado con motivo del presente Contrato.

SÉPTIMO: DERECHOS MINEROS. CCSA se compromete a elevar a FOMICRUZ S.E. antes del 15. de Diciembre de 2012 , las manifestaciones de descubrimiento del área a efectos de su evaluación y tramitación ante la Secretaría de Estado de Minería bajo titularidad de FOMICRUZ S.E., derechos que se incluirán para su tratamiento en las previsiones que este Contrato establece para el área minera.

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OCTAVO: MEDIO AMBIENTE. CCSA deberá emplear las técnicas necesarias para la conservación del medio ambiente, ejecutando las actividades de manera que se proteja los recursos naturales y el medio ambiente, según la legislación vigente en la materia. Asimismo será responsable de la conservación del medio ambiente y de analizar el impacto que sus actividades puedan producir, como las demás medidas que se propone adoptar para mitigar efectos adversos al medio ambiente, a partir de la firma del presente Contrato.

NOVENO: SERVIDUMBRES. CCSA toma a su cargo el cumplimiento de todas las obligaciones que el Código de Minería y demás legislación aplicable en la materia establece con respecto al dueño o a los dueños superficiarios. Celebrará los convenios de servidumbres por las superficies afectadas a los trabajos de prospección, exploración y explotación como caminos, campamentos, planta de beneficio, pertenencias mineras y todo aquello necesario para el cumplimiento del objeto del presente. Dentro del término de dos (2) meses contados a partir de la fecha del presente Contrato CCSA deberá presentar a FOMICRUZ S.E. el acuerdo celebrado con el o los dueños superficiarios.

En caso de no haber logrado dicho acuerdo y a partir del vencimiento del plazo anterior, FOMICRUZ S.E. convocará a una reunión entre CCSA y el o los titulares superficiarios dentro del mes inmediato siguiente.

Si no se lograra un acuerdo, FOMICRUZ S.E. en su carácter de titular de los derechos mineros someterá a la Secretaría de Estado de Minería la resolución del acuerdo que CCSA se obliga a cumplir.

Las partes podrán acordar en las condiciones que mejor vieran convenir, el ejercicio de los derechos de los Artículos 156 y 157 del Código de Minería, a pedido de CCSA.

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DECIMO: CASO FORTUITO O DE FUERZA MAYOR. Será el previsto en los artículos 513 y 514 del Código Civil. En el supuesto de CASO FORTUITO o de FUERZA MAYOR, los derechos y obligaciones que surjan del CONTRATO, serán suspendidos mientras dure dicha causa. La PARTE que lo alegue deberá notificarlo a la otra PARTE dentro de los treinta (30) días de conocidas las circunstancias que configuren el CASO FORTUITO o FUERZA MAYOR adjuntando toda la documentación que a su criterio acredite dicha configuración informando la duración y extensión de la suspensión, el carácter de total o parcial de la misma y su naturaleza. Las PARTES reasumirán de pleno derecho los derechos y obligaciones que hayan sido suspendidos conforme lo mencionado precedentemente tan pronto como desaparezca el CASO FORTUITO o FUERZA MAYOR. A tal efecto, la PARTE que alegó el supuesto obstativo deberá notificar este hecho a la otra PARTE sin que le asista reclamar indemnización de la otra PARTE por el lapso de la inactividad transcurrido.

DECIMO PRIMERO: CONFIDENCIALIDAD. Durante la vigencia de este Contrato cualquier dato o información, de cualquier especie o naturaleza que fuera, relacionado con su desarrollo, será tratado por las PARTES como estrictamente confidencial, en el sentido de que su contenido, y la información que surja para su cumplimiento, no será bajo ningún aspecto revelado total ni parcialmente a terceros, sin previo consentimiento por escrito de la otra PARTE. Quedan exceptuadas de tal limitación las informaciones que sean requeridas por autoridad gubernamental o judicial o por nuevo participante o

inversores potenciales, o las que se efectúen a sociedades que se encuentren en la situación prevista en el artículo 33 de la Ley 19.550, con relación a alguna de las PARTES o cualquier comunicado o parte de prensa que CCSA o alguna sociedad vinculada realice con el único fin de obtener financiamiento. Para poder exhibir información confidencial a un tercero ante cualquier propuesta bajo la cual dicho tercero puede interesarse en este Contrato, el mismo deberá suscribir un acuerdo de confidencialidad con la previa conformidad de ambas PARTES. Si alguna de las PARTES utilizare en la ejecución del Contrato una tecnología de su propiedad la otra PARTE no podrá utilizar o divulgar dicha tecnología sin obtener previamente la conformidad por escrito de la PARTE propietaria. Las PARTES arbitrarán las medidas conducentes para que sus empleados agentes, representantes, mandatarios y sub-contratistas observen las mismas obligaciones de confidencialidad establecidas en el presente artículo.

DECIMO SEGUNDO: GARANTIAS. En garantía del cumplimiento del presente Contrato CCSA hace entrega en este acto de una póliza de Seguro de Caución, que se encuentra depositada en bonos del Estado Nacional, cuya denominación es Bonos Republica Argentina a la par USD STEP UP 2038 45699, por un total de U$S 600.000 de valor nominal, los cuales oficiarán de garantía de mantenimiento de la Oferta por Iniciativa Privada para la Exploración y Desarrollo del Proyecto "La Valenciana".

La garantía será ejecutada por FOMICRUZ S.E. si CCSA no cumple con alguna de las obligaciones establecidas en el presente Contrato, excepto en caso de rescisión del presente Contrato por parte de CCSA por no haberse obtenido los resultados esperados durante la etapa de exploración.

Cumplido los plazos del presente Contrato, FOMICRUZ S.E. deberá devolver la garantía de cumplimiento a CCSA, en el término de quince (15) días hábiles de cumplido dicho plazo siempre que no quedaren obligaciones pendientes.

La sustitución de la presente garantía por parte de CCSA deberá estar expresamente autorizada por FOMICRUZ S.E.

DECIMO TERCERO. A los fines de la interpretación del presente Contrato se considerará la legislación vigente al momento de su firma por las partes y se establece el siguiente orden de prioridad de documentación: a) Pliego de Bases y Condiciones del Concurso Público de Mejora de Oferta de Iniciativa Privada Nro. 03/2010 con sus Anexos, modificaciones y aclaraciones, que se adjuntan al presente como Anexo IV; b) La oferta presentada por CCSA, que se adjunta al presente como Anexo V; y c) La documentación que intercambien las PARTES durante la ejecución del Contrato.

DECIMO CUARTO: ARBITRAJE. El Contrato se regirá y será interpretado de conformidad con las leyes de la República Argentina.

Las PARTES solucionarán de buena fe toda cuestión que surja con relación al presente y procurarán llegar a un acuerdo satisfactorio sobre tales cuestiones.

A tal efecto, la PARTE que considere ha surgido controversia entre las PARTES con respecto a este Contrato, notificará de ello a la otra PARTE, designando en la misma notificación un representante para participar en las negociaciones que se lleven a cabo

respecto de la controversia en cuestión, quién deberá estar debidamente apoderado para transar el objeto de la controversia.

La PARTE que recibiere la notificación deberá a su vez responder dentro de los diez (10) días hábiles de recibida la comunicación, debiendo a su vez designar un representante a los mismos efectos y con similares facultades.

Los representantes designados harán sus mejores esfuerzos para resolver la cuestión dentro del plazo de treinta (30) días hábiles calculado desde la última designación prevista en el párrafo anterior. Cualquier intercambio de documentación, información, o la proposición de una oferta o un acuerdo de conciliación, será considerado como efectuado al "sólo efecto conciliatorio", y sin perjuicio del arbitraje que de conformidad con lo acordado en esta cláusula las PARTES decidan utilizar para resolver la cuestión, y sin menoscabo del derecho y anterior actuación de las PARTES.

Si la controversia no fuera resuelta dentro del plazo indicado en *ut supra* (30 días o el mayor plazo que de común acuerdo convengan los representantes de las PARTES), cualquiera de las PARTES podrá exclusivamente someter la cuestión a arbitraje, para que sea resuelta por un Tribunal Arbitral integrado por tres (3) miembros, cuya constitución y procedimiento se ajustará al Reglamento de Arbitraje vigente de la Cámara de Comercio Internacional. Cada PARTE elegirá un árbitro y el Presidente del Tribunal será elegido de común acuerdo por ambos árbitros. Si los árbitros no pudieran acordar la designación del tercer árbitro dentro de los treinta días hábiles de la última designación, éste será designado por el Decano de la Facultad de Ingeniería de la Universidad de San Juan en caso que la cuestión sea de índole técnica-minera, y por el Rector de la Universidad Nacional de Buenos Aires, para todas las demás cuestiones. El arbitraje se realizará en la ciudad de Río Gallegos, en idioma español, y en lo que fuere necesario se aplicará supletoriamente el Código Procesal Civil y Comercial de la Nación. Los árbitros decidirán la controversia "*et aequo et bono*" actuando como amigables componedores, mientras el laudo no haya sido emitido, las PARTES deberán, en la medida de lo razonablemente posible, continuar ejerciendo y cumpliendo sus derechos y obligaciones bajo este Contrato. El laudo dictado será inapelable, definitivo y vinculante. Las PARTES convienen el Fuero Federal en la jurisdicción de Río Gallegos para encauzar todo requerimiento judicial necesario para la ejecución de dicho laudo en caso de incumplimiento de la decisión del Tribunal Arbitral que deba ejecutarse en la Argentina.

Las PARTES podrán recurrir al procedimiento arbitral para solucionar las controversias que entre ellas se planteen con relación a este Contrato, sólo si hubieran cumplido con todos los recaudos mencionados anteriormente en el presente artículo. Si una de las PARTES no hubiera cumplido con lo mencionado, la otra PARTE no estará obligada a cumplir con ese procedimiento, antes de someter la cuestión al procedimiento arbitral aquí establecido hasta tanto se dicte el laudo, los gastos de arbitraje estarán a cargo de las PARTES litigantes sin perjuicio de su restitución por la PARTE vencida a la vencedora.

<u>DECIMO QUINTO.</u> CCSA se compromete a acreditar ante FOMICRUZ S.E. su correspondiente inscripción ante la Secretaría de Minería de Nación conforme el registro de la Ley de Inversiones Mineras, obligándose a informar a dicha autoridad de aplicación del emprendimiento objeto de este Contrato en el término de quince (15) días de la firma del presente.

DECIMO SEXTO. Todos los gastos que resulten de la celebración o ejecución del presente contrato son a Cargo de CCSA incluyendo los que resulten de la Ley de Sellos, o en su caso, de la tramitación de los beneficios que acuerda la Ley 2354 y su Decreto Reglamentario N° 1437. Tales gastos serán considerados parte de la inversión comprometida mediante el presente Contrato.

DECIMO SÉPTIMO: RESPONSABILIDAD. CCSA asume frente a FOMICRUZ S.E. la responsabilidad solidaria de todos sus miembros para el cumplimiento de las obligaciones a su cargo.

CCSA será responsable en forma exclusiva por la conducción y ejecución de los trabajos comprometidos.

Si fuera demandada responsabilidad por terceros por hechos, actos u omisiones imputables a título de dolo, la PARTE que hubiera incurrido en dolo responderá exclusivamente por ese/esos hechos actos u omisiones y deberá indemnizar a la otra PARTE de las consecuencias emergentes que la hubieran afectado, sin perjuicio del derecho de las sumas que hubiera debido abonar ante el reclamo de terceros afectados.

DECIMO OCTAVO: CESIONES Y CONDICIONES DE ADMISIÓN DE NUEVOS MIEMBROS DE CERRO CAZADOR S.A. La admisión de un nuevo miembro solo puede ser resuelta a pedido de todos los integrantes de CCSA por autorización expresa de FOMICRUZ S.E., y sin que ello implique modificación del Contrato.

La cesión total o parcial de los derechos emergentes del presente contrato, no podrá realizarse sin la previa conformidad expresa de FOMICRUZ S.E., incluyendo la sustitución del operador, lo que no podrá efectuarse sin que FOMICRUZ S.E. apruebe expresamente al nuevo operador.

DECIMO NOVENO: VINCULACIÓN PROYECTO LA JOSEFINA

Tomando en cuenta que mediante la Resolución N° 115/2011 se procedió a extender el período de la opción sobre el Proyecto La Josefina en cabeza de CCSA y la proximidad del Proyecto La Josefina con el área "La Valenciana", las PARTES acuerdan que CCSA tendrá la potestad de vincular ambos proyectos a fin de maximizar la producción de los mismos. En tal caso CCSA deberá notificar a FOMICRUZ S.E. su intención de vincular los proyectos a fin de tratarlos como una misma unidad productiva.

VIGESIMO A todos los efectos legales las PARTES fijan domicilio: FOMICRUZ S.E. Alberdi N° 643 de Río Gallegos, y CERRO CAZADOR S.A. domicilio especial en Pasaje Feruglio Nro. 157 de la Ciudad de Río Gallegos, Provincia de Santa Cruz donde serán válidas todas las notificaciones judiciales o extrajudiciales que se cursen.

VIGESIMO PRIMERO: EQUIVALENCIAS. Todos los gastos de inversión contenidos en el presente Contrato son en Dólares de los Estados Unidos de América. A fin de determinar la equivalencia de dichos montos en Pesos Argentinos, las PARTES utilizarán el promedio entre el precio comprador y vendedor del dólar de los Estados

Unidos de América, publicado por el Banco de la Nación Argentina al cierre del primer día hábil del mes calendario en el cuál dichos gastos de exploración fueron incurridos. En caso de que dicha institución bancaria no publique los precios en la fecha señalada, las PARTES utilizarán el precio publicado en la primera oportunidad que ello ocurra, o en el supuesto que ningún precio sea publicado, las PARTES utilizarán un precio que mutuamente convengan.

VIGESIMO SEGUNDO: RELACION DE LAS PARTES. Los derechos, privilegios, deberes, obligaciones y responsabilidades entre las PARTES, serán individuales y no conjuntos o colectivos, y no habrá nada aquí contenido que pueda ser interpretado como que las PARTES están creando una sociedad, asociación, agencia o fideicomiso de cualquier clase o una imposición en cualquiera de las PARTES de cualquier deber, obligación o responsabilidad de tipo societario.

VIGESIMO TERCERO: DECLARACIONES DE FOMICRUZ S.E. FOMICRUZ S.E. manifiesta que no existen reclamos administrativos ni judiciales que limiten la disponibilidad de los derechos mineros objeto del presente Contrato.

CCSA designa como personas autorizadas para recibir en su nombre y representación todo tipo de notificaciones, contestar escritos e informes que se relacionen con el presente Contrato y con las obligaciones en él asumidas a Danilo Patricio Silva y/o Sergio Daniel Pezzino para que actuando en forma indistinta, alternada e individualmente representen a CCSA frente a FOMICRUZ S.E. La presente autorización estará vigente hasta que su revocación fuera notificada en forma fehaciente a FOMICRUZ S.E. manteniendo hasta entonces todos sus efectos y teniéndose por válidos todos los actos que en su consecuencia se hubieran celebrado por los autorizados.

En prueba de conformidad se firman 2 ejemplares de un mismo tenor y a un solo efecto en la ciudad de Río Gallegos, Capital de la Provincia de Santa Cruz, República Argentina, a los quince días del mes de Noviembre de 2012 ---------

p/ FOMICRUZ S.E.	CERRO CAZADOR S.A.
Licenciado Jorge R. Valvano	Licenciado Danilo Patricio Silva
VICEPRESIDENTE	PRESIDENTE

CONTINUA EN EL SELLO DE ACTUACION NOTARIAL Nº B00644815

GLADIS BUSTOS ESCRIBANA REG. Nº 48

CERTIFICO que las firmas que anteceden insertas en un *Contrato de Exploración con Opción de Explotación- Área "La Valencia"* pertenecen a **JORGE RAUL VALVANO**, Documento Nacional de Identidad número 8.577.770 y **DANILO PATRICIO SILVA**, Documento Nacional de Identidad número 14.924.939, mayores de edad a quienes individualizo conforme a los términos del inciso "C" del articulo 1002 del Código Civil, doy fe, así también como que el primero de los nombrados concurre en nombre y representación en su carácter de Vicepresidente de la Sociedad que gira bajo la denominación de "**FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO" (FO.MI.CRUZ S.E.)**, con domicilio legal en esta Ciudad de Río Gallegos, personeria que acredita con: **a)** Estatuto social según escritura de fecha 5 de Enero de 1990 autorizada por la escribana Mayor de Gobierno de esta Provincia doña Maria Angélica Meana Bunge al número 01 y a fojas 02 del Protocolo Oficial en ese entonces a su cargo, inscripta en el Registro Público de Comercio dependiente del Juzgado Provincial de Primera Instancia en lo Civil, Comercial, Laboral y de Minería número uno con asiento en esta Ciudad bajo el número 1588, Folio 6024/6041, Tomo L el 24 de Enero de 1990; **b)** Modificación de Estatuto Social según escritura de fecha 15 de Mayo de 1990 autorizada por la citada escribana Mayor de Gobierno Meana Bunge al número 33 y a fojas 111 del Protocolo de dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el mencionado Registro al número 1617, Folio 6211/6214, Tomo L el 30 de Mayo de 1990; **c)** Modificación de Estatuto Social según escritura del 17 de Mayo de 1991 autorizada por la citada escribana Mayor de Gobierno Meana Bunge al número 30 y a fojas 84 del Protocolo de dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el relacionado Registro al número 1764, Folio 6988/6994, Tomo LII el 16 de Marzo de 1992; **d)** Modificación de Estatuto Social según escritura del 30 de Agosto de 1993 autorizada por la escribana Mayor de Gobierno Lérida Mancilla al número 126 y a fojas 499 del Protocolo de

dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el mencionado Registro al número 2005, Folio 8353/8356, Tomo LIII el 22 de Noviembre de 1993; **e)** Decreto del Poder Ejecutivo Provincial número 101 del 22 de Diciembre de 2011 donde se lo designa como miembro integrante del Directorio de la Empresa; **f)** Con la Resolución número 032 del 12 de Abril de 2012 del Poder Legislativo de la Provincia de Santa Cruz donde presta Acuerdo para su designación; **g)** Con el Acta de Directorio número 317 del 25 de Junio de 2012 del Libro de Actas de Directorio número tres donde se distribuyen los cargos y queda designado como Vicepresidente de la Empresa.- Y el señor Danilo Patricio Silva concurre en nombre y representación de la Sociedad que gira comercialmente bajo la denominación de **"CERRO CAZADOR S.A."**, con domicilio en la Ciudad Autónoma de Buenos Aires, personería que acredita: **a)** Con la escritura de Constitución de Sociedad del 13 de Febrero de 2006, autorizada por el Escribano de la Ciudad de Buenos Aires don Felipe Manuel Yofre, a fojas 262 del Protocolo de dicho año del Registro número 2084 a su cargo, inscripta ante Inspección General de Justicia de Buenos Aires bajo el número 4879 del Libro 31 Tomo de Sociedades por Acciones el 30 de Marzo de 2006; y **b)** Con el Poder General según escritura del 26 de Noviembre de 2007, autorizado por el escribano de la Ciudad de Buenos Aires don Felipe Manuel Yofre, bajo el número 800 y a fojas 2965 del Protocolo de dicho año correspondiente al Registro número 2084 a su cargo, instrumentos que con suficientes facultades tuve a la vista a sus efectos, doy fe; y sus firmas han sido puestas en mi presencia habiéndose extendido el Acta número 392 del Libro de Requerimiento para Certificaciones de Autenticidad de Firmas e Impresiones Digitales número 33 correspondiente al Registro número 46 a mi cargo, doy fé.- Río Gallegos, 15 de Noviembre de 2012.-

Serie C 01715447

LEGALIZACION

COLEGIO DE ESCRIBANOS DE LA PROVINCIA DE SANTA CRUZ

LEY 1749 - ART. 48-6

F 00116129

EL COLEGIO DE ESCRIBANOS DE LA PROVINCIA DE SANTA CRUZ, República Argentina en virtud de las facultades que le confieren las Leyes vigentes, LEGALIZA la firma y el sello del escribano don GLADIS BUSTOS.------------------------

obrantes en el documento anexo, presentado en el día de la fecha bajo el Nº 00644815 serie ...B...... La presente legalización no juzga sobre el contenido y forma del documento.

Río Gallegos, 15 NOV 2012

COLEGIO DE ESCRIBANOS LEGALIZACION Pcia. de Santa Cruz - Rep. Arg.

ADRIANA LETICIA LOPEZ
CONSEJERA
COLEGIO DE ESCRIBANOS
PROVINCIA DE SANTA CRUZ

Serie C 01715447

...llo que anteceden se legalizan en el valor de la... se agregan.
Nº 00116129

15 NOV 2012